UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
____________________
Filed by the Registrant  ☒ Filed by a party other than the Registrant  ☐
CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Atlassian Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☒	No fee required

☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

ATLASSIAN CORPORATION

2025 Annual Meeting

Vote by December 1, 2025 11:59 PM ET if you hold shares in your own name. Vote by November 25, 2025 11:59 PM ET if you hold shares beneficially through Computershare DR Nominees Limited as custodian for Computershare Trustees (Jersey) Limited.

ATLASSIAN CORPORATION
350 BUSH STREET
13TH FLOOR
SAN FRANCISCO, CA 94104
ATTN: INVESTOR RELATIONS

V80552-P37908

You invested in ATLASSIAN CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 2, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 18, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

December 2, 2025
2:00 PM Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/TEAM2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view the proxy materials at www.ProxyVote.com or request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of the following director nominees to serve until the 2026 Annual Meeting of Stockholders.	
	Nominees:	
1a.	Scott Belsky	For
1b.	Shona L. Brown	For
1c.	Michael Cannon-Brookes	For
1d.	Karen Dykstra	For
1e.	Scott Farquhar	For
1f.	Sasan Goodarzi	For
1g.	Christian Smith	For
1h.	Steven Sordello	For
1i.	Jason Warner	For
1j.	Richard P. Wong	For
1k.	Michelle Zatlyn	For
2.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026.	For
3.	An advisory vote to approve the compensation of our named executive officers for the fiscal year ended June 30, 2025.	For
4.	Approval of an amendment and restatement to our 2015 Share Incentive Plan.	For
5.	Approval of an amendment and restatement to our 2015 Employee Share Purchase Plan.	For

NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V80553-P37908